UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2021
Annual Report
to Shareholders
DWS Enhanced Commodity Strategy Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Consolidated Portfolio Summary
16	Consolidated Investment Portfolio
37	Consolidated Statement of Assets and Liabilities
39	Consolidated Statement of Operations
40	Consolidated Statements of Changes in Net Assets
41	Consolidated Financial Highlights
47	Notes to Consolidated Financial Statements
67	Report of Independent Registered Public Accounting Firm
69	Information About Your Fund’s Expenses
70	Tax Information
71	Liquidity Risk Management
72	Advisory Agreement Board Considerations and Fee Evaluation
77	Board Members and Officers
82	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2 |	DWS Enhanced Commodity Strategy Fund

The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. A counterparty with whom the Fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the Fund. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Enhanced Commodity Strategy Fund	| 3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains positive overall, buoyed by progress in the handling of the pandemic, good corporate earnings and support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4 |	DWS Enhanced Commodity Strategy Fund

Portfolio Management Review	(Unaudited)
Overview of Market and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
Investment Process
Portfolio management generally will allocate the Fund’s commodity-linked investments among a variety of different commodity sectors. Portfolio management employs three main strategies with respect to its commodity-linked investments: a relative value strategy, a tactical strategy, and a “roll enhancement”  strategy.
In implementing the relative value strategy, portfolio management will use a proprietary quantitative, rules-based methodology in determining the Fund’s commodity sector weightings relative to the Fund’s benchmark index, the Bloomberg Commodity Index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a “trigger event,”  reducing the Fund’s exposure to commodity sectors that are believed to be “expensive”  and increasing its exposure to sectors that are believed to be “cheap.”  The tactical strategy focuses on the direction of commodity markets as a whole. Portfolio management will use a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Portfolio management may reduce the Fund’s exposure to all commodity sectors when commodities in general appear overvalued. In implementing the “roll enhancement”  strategy, portfolio management seeks to invest in commodity contracts whose expiration is further out on the “commodity curve”  than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.
With respect to the Fund’s fixed income investments, management uses a relative value style to seek to construct a diversified portfolio of fixed-income securities.
The Fund’s Class A shares returned 42.59% during the 12-month period ended June 30, 2021, underperforming the 45.61% return of the Bloomberg Commodity Index.
The commodity market delivered strong, broad-based gains in the annual period. Energy-related commodities, base metals, and the agricultural
DWS Enhanced Commodity Strategy Fund	| 5

complex all moved higher as the prospect of a reopening of the global economy led to an improving demand outlook. The precious metals category, while finishing in positive territory, lagged the market as a whole.
” The commodity market delivered strong, broad-based gains in the annual period.”
The broader investment backdrop was highly supportive for commodity prices. The U.S. Federal Reserve and other central banks reiterated their intention to maintain ultra-accommodative monetary policies for an extended period, even if it means letting inflation run above the longer-term averages. Economic trends were also quite favorable, as the ongoing rollout of the COVID-19 vaccine gradually led to return to normal business conditions and fueled sharply rising demand. At the same time, supplies remained relatively stable — particularly for crude oil and industrial metals — allowing the increase in demand to feed through to prices.
Energy was the top performer among the three major market segments, led by crude oil. West Texas Intermediate crude finished June 2021 at $73.47 per barrel, up from $39.27 a year earlier. Oil benefited from anticipation that already-robust demand could rise still further as more economies re-open and mobility increases. In addition, supply remained constrained due to production discipline by both OPEC + Russia and U.S. shale companies.
The improving economic outlook also led to strengthening demand for industrial metals, which helped prices given that supplies remain constricted. The growth of the green-energy industry was a further positive by boosting demand for both copper and nickel. Additionally, Chinese environmental policies provided a tailwind for aluminum. On the other end of the spectrum, gold and silver lagged due in part to rising bond yields and the growing use of cryptocurrencies as a way to hedge against inflation.
Agricultural commodities also rose in price as a group despite losing some ground in the final two months of the period. Demand from China came in above expectations, and the prospect of strengthening economic growth
6 |	DWS Enhanced Commodity Strategy Fund

led to increased confidence that this trend will prove sustainable. The re-opening of restaurants and large-scale food providers provided support for demand, as well. Corn was the top performing commodity in the category.
Fund Performance
The Fund produced a strong absolute return and captured the majority of the gain from commodities during its fiscal year ended June 30, 2021, but it finished behind the benchmark for that period. All of the Fund’s underperformance occurred in the first half of its fiscal year, when it did not fully keep pace with the broader market in the early stages of the recovery. This shortfall was partially a reflection of the momentum-oriented segments of our strategy, which don’t react immediately to shifts in market trends. However, relative performance improved in the final six months of the period and helped make up for some of the prior deficit.
We use a number of different strategies in an effort to maximize returns and manage risk. While a number of the strategies contributed, the benefit was outweighed by the adverse impact of the Fund’s Tactical Strategy.
Tactical Strategy: All of the negative effect occurred in the second half of 2020, during which the Fund was hurt by having less than 100% exposure to commodities in the rising market. Specifically, it had average exposures of 65% and 84% in the third and fourth quarters of 2020, respectively. The strategy ultimately moved to a 98% average weighting to commodities in the first calendar quarter of 2021 and a 100% weighting in the second quarter, helping the Fund fully capitalize on the market’s gain in this time.
Roll Enhancement Strategy: This element of our approach helped results. As commodity prices recovered, several commodities moved from contango (higher prices for longer-dated contracts) to backwardation (higher prices for shorter-dated contracts). The Fund was positioned to capture this trend, resulting in positive contribution from the curve strategy for the year.
Relative Value Strategy: This strategy contributed to performance. The largest contributions came from the Fund’s overweight in crude oil relative to the rest of the market, which helped capitalize on the commodity’s outperformance.
DWS Enhanced Commodity Strategy Fund	| 7

Fixed-Income Strategy: We invest in commodities using swaps and futures, and we invest the remainder of the Fund’s assets in a fixed-income portfolio. This part of the Fund, which has diversified exposure to corporate debt and other yield-enhancing securities, made a modest contribution as the improving economy led to a continued compression of yield spreads in the credit markets.
During the Fund’s fiscal year, we also sought to adjust the portfolio’s positioning to take advantage of short-term market dislocations. This segment of the Fund contributed to results, with the largest effects coming from a tactical overweight in oil and an overweight in base metals versus precious metals. Conversely, tactical underweights in various agricultural commodities detracted.
Outlook and Positioning
Given the extent of the rally in commodities since the beginning of November 2020, it’s reasonable to expect some renewed volatility in the months ahead. We would view any resulting price weakness as being largely transitory in nature, as we believe the longer-term pillars of price support remain in place. We see continued strength from the demand side as the economy continues to recover. On the supply side, producers continue to direct free cash flow to dividends and share repurchases over new capital investment. We view this as an important source of support for prices over time, as it is likely to lead to lower inventories and a larger number of commodities moving into a supply-and-demand deficit. With that said, we have been keeping a close eye on a number of possible risk factors. China’s effort to contain metals prices in May could represent a new approach that potentially limits rallies in the future, and the possibility exists that OPEC + Russia might surprise the markets by announcing a supply increase. In addition, questions remain as to the nature of what the normalized economic environment will look like following the COVID-related downturn and the dramatic recovery that has followed. We therefore expect a generally positive tone to the markets in the second half of the year, but we remain prepared for any disruptions that may occur as these issues play out.
8 |	DWS Enhanced Commodity Strategy Fund

Portfolio Management Team
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2010.
—
Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—
Portfolio Manager: New York.
—
BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Sonali Kapoor, Senior Portfolio Manager Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—
Joined DWS in 2013 with three years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.
—
Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.
—
BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.
Rick Smith, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—
Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.
—
Senior Portfolio Manager: New York.
—
BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.
The unmanaged Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Momentum is the rate of acceleration or deceleration of a security’s price.
Overweight means the Fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the Fund holds a lower weighting.
A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of
DWS Enhanced Commodity Strategy Fund	| 9

time. Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities.
Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
10 |	DWS Enhanced Commodity Strategy Fund

Performance Summary	June 30, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/21
Unadjusted for Sales Charge	42.59%	1.73%	–2.54%
Adjusted for the Maximum Sales Charge (max 5.75% load)	34.39%	0.53%	–3.11%
Bloomberg Commodity Index†	45.61%	2.40%	–4.44%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/21
Unadjusted for Sales Charge	42.55%	1.75%	–2.55%
Adjusted for the Maximum Sales Charge (max 2.50% load)	38.98%	1.23%	–2.80%
Bloomberg Commodity Index†	45.61%	2.40%	–4.44%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/21
Unadjusted for Sales Charge	41.55%	0.97%	–3.28%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	41.55%	0.97%	–3.28%
Bloomberg Commodity Index†	45.61%	2.40%	–4.44%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 6/30/21
No Sales Charges	43.00%	2.11%	2.57%
Bloomberg Commodity Index†	45.61%	2.40%	3.18%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/21
No Sales Charges	42.86%	1.93%	–2.35%
Bloomberg Commodity Index†	45.61%	2.40%	–4.44%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/21
No Sales Charges	42.94%	2.09%	–2.21%
Bloomberg Commodity Index†	45.61%	2.40%	–4.44%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not
DWS Enhanced Commodity Strategy Fund	| 11

guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2020 are 1.41%, 1.33%, 2.10%, 0.98%, 1.15% and 1.09% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Enhanced Commodity Strategy Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended June 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
12 |	DWS Enhanced Commodity Strategy Fund

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on June 1, 2016.
†	The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.
	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
6/30/21	$11.23	$11.24	$10.04	$11.39	$11.37	$11.40
6/30/20	$ 7.93	$ 7.94	$ 7.11	$ 8.05	$ 8.03	$ 8.06
Distribution Information as of 6/30/21
Income Dividends, Twelve Months	$ .06	$ .06	$ .02	$ .10	$ .08	$ .10
DWS Enhanced Commodity Strategy Fund	| 13

Consolidated Portfolio Summary	(Unaudited)
The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.
Commodity-Linked Investments
Commodity Sector Allocation (Commodity Exposure from Commodity-Linked Derivative Instruments as a % of Net Assets)	6/30/21	6/30/20
Energy	39%	24%
Agriculture	25%	21%
Industrial	15%	16%
Precious Metals	15%	16%
Livestock	6%	4%
	100%	81%
Fixed-Income Investments
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/21	6/30/20
Government & Agency Obligations	48%	44%
Corporate Bonds	21%	26%
Cash Equivalents	10%	9%
Short-Term U.S. Treasury Obligations	8%	3%
Asset-Backed	6%	11%
Commercial Mortgage-Backed Securities	5%	5%
Exchange-Traded Funds	1%	0%
Collateralized Mortgage Obligations	1%	2%
Municipal Bonds and Notes	—	0%
	100%	100%
Quality (Excludes Securities Lending Collateral and Cash Equivalents)	6/30/21	6/30/20
AAA	69%	60%
AA	8%	11%
A	8%	10%
BBB	12%	16%
Below BBB	2%	3%
Not Rated	1%	0%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
14 |	DWS Enhanced Commodity Strategy Fund

Interest Rate Sensitivity	6/30/21	6/30/20
Effective Maturity	1.6 years	1.9 years
Effective Duration	0.8 years	1.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Consolidated portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s consolidated investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 82 for contact information.
DWS Enhanced Commodity Strategy Fund	| 15

Consolidated
Investment Portfolio
as of June 30, 2021
	Principal Amount ($)	Value ($)
Corporate Bonds 21.3%
Communication Services 1.2%
AT&T, Inc., 0.9%, 3/25/2024	6,000,000	6,013,080
Baidu, Inc., 2.875%, 7/6/2022	2,000,000	2,042,521
Charter Communications Operating LLC, 4.908%, 7/23/2025	3,000,000	3,398,733
CommScope, Inc., 144A, 5.5%, 3/1/2024	1,500,000	1,543,125
Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	425,000	450,377
Meituan, 144A, 2.125%, 10/28/2025	720,000	714,175
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	3,161,000	3,362,514
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	38,750	38,964
Tencent Holdings Ltd., 144A, 3.28%, 4/11/2024	6,000,000	6,390,000
Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	990,050
TripAdvisor, Inc., 144A, 7.0%, 7/15/2025	205,000	220,580
		25,164,119
Consumer Discretionary 2.8%
7-Eleven, Inc., 144A, 0.8%, 2/10/2024	1,934,000	1,929,211
Daimler Finance North America LLC, 144A, 1.75%, 3/10/2023	5,000,000	5,102,961
Ford Motor Credit Co. LLC, 3.375%, 11/13/2025	1,360,000	1,410,252
General Motors Financial Co., Inc., 3-month USD-LIBOR + 0.99%, 1.184% (a), 1/5/2023	7,000,000	7,064,022
Harley-Davidson Financial Services, Inc., 144A, 4.05%, 2/4/2022	6,500,000	6,636,496
Hyundai Capital America:
144A, 3-month USD-LIBOR + 0.94%, 1.137% (a), 7/8/2021	5,000,000	5,000,595
144A, 1.25%, 9/18/2023	4,685,000	4,727,772
144A, 2.375%, 2/10/2023	2,090,000	2,145,281
Hyundai Capital Services, Inc., 144A, 3.75%, 3/5/2023	2,000,000	2,098,669
Kia Corp.:
144A, 1.0%, 4/16/2024	1,130,000	1,135,730
144A, 3.0%, 4/25/2023	4,000,000	4,163,486
Meritor, Inc., 144A, 6.25%, 6/1/2025	310,000	330,203
Nissan Motor Acceptance Corp.:
144A, 2.6%, 9/28/2022	4,000,000	4,082,448
144A, 3.65%, 9/21/2021	2,612,000	2,629,331
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	467,000	493,736
The accompanying notes are an integral part of the consolidated financial statements.
16 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Volkswagen Group of America Finance LLC:
144A, 0.75%, 11/23/2022	5,000,000	5,017,664
144A, 2.7%, 9/26/2022	4,160,000	4,275,324
		58,243,181
Energy 1.9%
Antero Midstream Partners LP, 144A, 7.875%, 5/15/2026	2,000,000	2,235,220
Bharat Petroleum Corp. Ltd., REG S, 4.625%, 10/25/2022	1,830,000	1,905,501
CNOOC Curtis Funding No. 1 Pty Ltd., 144A, 4.5%, 10/3/2023	1,000,000	1,074,764
Ecopetrol SA, 5.875%, 9/18/2023	2,000,000	2,159,900
Energy Transfer LP:
3.6%, 2/1/2023	5,920,000	6,142,902
4.25%, 3/15/2023	1,170,000	1,227,542
MarkWest Energy Partners LP, 4.875%, 6/1/2025	3,500,000	3,847,045
MPLX LP, 3.5%, 12/1/2022	605,000	628,389
ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	2,000,000	2,085,747
Pertamina Persero PT:
144A, 4.3%, 5/20/2023	1,500,000	1,593,801
144A, 4.875%, 5/3/2022	1,000,000	1,035,000
Petroleos Mexicanos, 3.5%, 1/30/2023	1,000,000	1,020,990
Petronas Capital Ltd., 144A, 7.875%, 5/22/2022	1,000,000	1,057,390
Phillips 66, 0.9%, 2/15/2024	2,020,000	2,022,653
SA Global Sukuk Ltd., 144A, 0.946%, 6/17/2024	1,220,000	1,218,438
Saudi Arabian Oil Co., 144A, 1.25%, 11/24/2023	887,000	895,941
Sinopec Group Overseas Development, Ltd., 144A, 2.15%, 5/13/2025	2,500,000	2,559,995
Tengizchevroil Finance Co. International Ltd., 144A, 2.625%, 8/15/2025	1,500,000	1,538,718
Western Midstream Operating LP, 3-month USD-LIBOR + 2.1%, 2.288% (a), 1/13/2023	2,000,000	1,990,018
Williams Companies, Inc., 4.55%, 6/24/2024	2,200,000	2,423,764
		38,663,718
Financials 9.0%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	2,350,000	2,558,303
Aircastle Ltd.:
4.4%, 9/25/2023	4,345,000	4,651,247
5.5%, 2/15/2022	4,000,000	4,118,481
Ares Capital Corp., 3.5%, 2/10/2023	8,000,000	8,300,066
ASB Bank Ltd., 144A, 3.125%, 5/23/2024	5,290,000	5,644,151
Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	1,675,000	1,810,851
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 17

	Principal Amount ($)	Value ($)
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023	1,000,000	1,047,510
Banco Santander SA, 3.125%, 2/23/2023	4,600,000	4,791,736
Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	1,049,500
Bancolombia SA, 3.0%, 1/29/2025	3,104,000	3,187,808
Barclays PLC, 4.61%, 2/15/2023	8,000,000	8,204,820
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	2,163,278
BOC Aviation Ltd., 144A, 3.25%, 4/29/2025	1,500,000	1,579,194
BPCE SA:
144A, 2.375%, 1/14/2025	300,000	312,371
144A, 3.0%, 5/22/2022	1,500,000	1,536,139
144A, 5.7%, 10/22/2023	1,645,000	1,821,123
Canadian Imperial Bank of Commerce:
SOFR + 0.34%, 0.389% (a), 6/22/2023	3,900,000	3,903,666
0.95%, 6/23/2023	4,800,000	4,842,684
CBQ Finance Ltd., REG S, 5.0%, 5/24/2023	3,000,000	3,232,620
Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022	2,000,000	2,079,359
Credicorp Ltd., 144A, 2.75%, 6/17/2025	1,000,000	1,014,720
Credit Suisse AG, 1.0%, 5/5/2023	4,000,000	4,043,155
Danske Bank AS, 144A, 3.001%, 9/20/2022	4,308,000	4,329,078
Discover Bank, 3.35%, 2/6/2023	3,085,000	3,213,816
Equitable Holdings, Inc., 3.9%, 4/20/2023	3,038,000	3,211,809
Global Bank Corp., 144A, 4.5%, 10/20/2021	4,125,000	4,155,676
ING Groep NV:
3.15%, 3/29/2022	1,580,000	1,613,941
3.55%, 4/9/2024	3,950,000	4,254,796
Intercontinental Exchange, Inc., 3.45%, 9/21/2023	2,825,000	2,999,302
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	4,455,000	4,570,755
JPMorgan Chase & Co., SOFR + 0.58%, 0.63% (a), 6/23/2025	6,000,000	6,003,180
Kookmin Bank, 144A, 1.75%, 5/4/2025	805,000	818,679
LD Holdings Group LLC, 144A, 6.5%, 11/1/2025	766,000	786,529
Lloyds Banking Group PLC, 1.326%, 6/15/2023	3,500,000	3,528,092
Macquarie Group Ltd., 144A, SOFR + 0.92%, 0.97% (a), 9/23/2027	6,000,000	6,010,500
Metropolitan Life Global Funding I, 144A, 1.95%, 1/13/2023	5,000,000	5,119,884
Mizuho Financial Group, Inc., 1.241%, 7/10/2024	4,351,000	4,410,960
Morgan Stanley:
SOFR + 0.7%, 0.725% (a), 1/20/2023	2,000,000	2,005,680
0.731%, 4/5/2024	5,000,000	5,010,475
National Bank of Canada, 2.1%, 2/1/2023	5,000,000	5,129,746
Nationwide Building Society, 144A, 3.622%, 4/26/2023	2,460,000	2,522,561
The accompanying notes are an integral part of the consolidated financial statements.
18 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
NatWest Markets PLC, 144A, SOFR + 1.66%, 1.712% (a), 9/29/2022	3,000,000	3,054,826
Nomura Holdings, Inc., 2.648%, 1/16/2025	2,495,000	2,621,160
Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	2,450,000	2,575,384
REC Ltd., 144A, 4.75%, 5/19/2023	1,423,000	1,499,277
Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,402,958
Skandinaviska Enskilda Banken AB, 144A, 3.05%, 3/25/2022	2,750,000	2,803,047
Societe Generale SA, 144A, 2.625%, 1/22/2025	3,705,000	3,865,115
Standard Chartered PLC:
144A, 1.319%, 10/14/2023	2,500,000	2,521,525
144A, 4.247%, 1/20/2023	2,080,000	2,122,401
Synchrony Bank, 3.0%, 6/15/2022	4,310,000	4,407,151
Turkiye Vakiflar Bankasi TAO, REG S, 5.625%, 5/30/2022	1,000,000	1,021,500
UBS AG:
144A, SOFR + 0.32%, 0.361% (a), 6/1/2023	7,000,000	7,017,710
144A, 0.375%, 6/1/2023	3,000,000	2,996,888
		184,497,183
Health Care 0.0%
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	370,000	400,555
Industrials 1.0%
Bombardier, Inc., 144A, 7.125%, 6/15/2026	2,000,000	2,094,000
CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,510,000	2,533,470
DAE Funding LLC, 144A, 5.25%, 11/15/2021	3,000,000	3,019,320
Delta Air Lines, Inc., 144A, 4.5%, 10/20/2025	520,000	558,803
Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,202,208
Nielsen Finance LLC, 144A, 5.625%, 10/1/2028	1,235,000	1,304,271
Penske Truck Leasing Co. LP, 144A, 1.2%, 11/15/2025	3,155,000	3,124,924
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	2,065,000	2,212,709
Southwest Airlines Co., 4.75%, 5/4/2023 (b)	2,305,000	2,472,660
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	134,639	152,277
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	2,000,000	2,037,384
WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	405,262
		21,117,288
Information Technology 1.4%
Hewlett Packard Enterprise Co., 3-month USD-LIBOR + 0.72%, 0.914% (a), 10/5/2021	2,090,000	2,090,486
HP, Inc., 2.2%, 6/17/2025	4,190,000	4,348,931
Microchip Technology, Inc.:
144A, 0.972%, 2/15/2024	4,000,000	3,998,029
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 19

	Principal Amount ($)	Value ($)
144A, 0.983%, 9/1/2024	1,570,000	1,562,388
2.67%, 9/1/2023	1,250,000	1,301,900
4.25%, 9/1/2025	170,000	178,477
NXP BV, 144A, 4.625%, 6/1/2023	5,961,000	6,406,539
Seagate HDD Cayman, 4.875%, 3/1/2024	1,940,000	2,090,272
VMware, Inc., 2.95%, 8/21/2022	4,800,000	4,924,351
Xerox Holdings Corp., 144A, 5.0%, 8/15/2025	1,990,000	2,100,684
		29,002,057
Materials 1.1%
Bluestar Finance Holdings Ltd., REG S, 3.375%, 7/16/2024	1,000,000	1,045,184
Celanese U.S. Holdings LLC, 3.5%, 5/8/2024	1,010,000	1,079,163
First Quantum Minerals Ltd., 144A, 7.25%, 4/1/2023	486,000	495,419
Glencore Funding LLC:
144A, 1.625%, 9/1/2025	1,385,000	1,400,747
144A, 4.125%, 3/12/2024	4,640,000	5,002,140
Indonesia Asahan Aluminium Persero PT, 144A, 4.75%, 5/15/2025	1,500,000	1,653,645
LYB International Finance III LLC, 1.25%, 10/1/2025	2,000,000	1,995,000
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,711,941
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,510,000	1,593,050
Nucor Corp., 2.0%, 6/1/2025	635,000	657,080
The Mosaic Co., 3.25%, 11/15/2022	4,190,000	4,337,401
		21,970,770
Real Estate 0.4%
Equinix, Inc., (REIT), 1.25%, 7/15/2025	690,000	691,655
iStar, Inc., (REIT), 4.25%, 8/1/2025	450,000	462,937
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.625%, 6/15/2025	330,000	352,562
Office Properties Income Trust, (REIT), 2.65%, 6/15/2026	1,340,000	1,359,585
Realogy Group LLC, 144A, 7.625%, 6/15/2025	800,000	867,760
RLJ Lodging Trust LP, 144A, 3.75%, 7/1/2026	240,000	242,400
Starwood Property Trust, Inc., 144A, 3.625%, 7/15/2026 (c)	1,000,000	1,007,500
Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,996,401
VICI Properties LP, 144A, (REIT), 3.5%, 2/15/2025	140,000	142,764
		8,123,564
Utilities 2.5%
Alexander Funding Trust, 144A, 1.841%, 11/15/2023	2,200,000	2,240,188
American Electric Power Co., Inc., 0.75%, 11/1/2023	2,255,000	2,256,174
The accompanying notes are an integral part of the consolidated financial statements.
20 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
CenterPoint Energy, Inc., SOFR + 0.65%, 0.684% (a), 5/13/2024	3,270,000	3,283,636
Dominion Energy, Inc., 3.071%, 8/15/2024	3,159,000	3,348,749
DTE Energy Co., 2.6%, 6/15/2022	4,100,000	4,188,560
Duke Energy Corp., SOFR + 0.25%, 0.297% (a), 6/10/2023	4,720,000	4,723,681
Edison International, 3.125%, 11/15/2022	2,000,000	2,059,953
Korea East-West Power Co., Ltd.:
144A, 1.75%, 5/6/2025	940,000	959,496
144A, 2.625%, 6/19/2022	4,740,000	4,834,610
NextEra Energy Capital Holdings Inc., 0.65%, 3/1/2023	5,000,000	5,020,405
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	1,330,000	1,403,150
Pacific Gas and Electric Co., 1.75%, 6/16/2022	9,000,000	8,995,036
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 144A, 5.5%, 11/22/2021	1,025,000	1,041,092
Southern California Edison Co., SOFR + 0.35%, 0.398% (a), 6/13/2022	6,210,000	6,212,981
State Grid Overseas Investment, Ltd., 144A, 2.75%, 5/4/2022	1,500,000	1,522,860
		52,090,571
Total Corporate Bonds (Cost $428,303,771)		439,273,006
Asset-Backed 6.1%
Automobile Receivables 2.6%
AmeriCredit Automobile Receivables Trust:
“C” , Series 2020-2, 1.48%, 2/18/2026	1,100,000	1,115,602
“C” , Series 2019-2, 2.74%, 4/18/2025	2,760,000	2,857,420
Avis Budget Rental Car Funding LLC, “B” , Series 2017-2A, 144A, 3.33%, 3/20/2024	720,000	744,405
Canadian Pacer Auto Receivables Trust, “B” , Series 2018-2A, 144A, 3.63%, 1/19/2024	1,500,000	1,534,338
CarMax Auto Owner Trust, “C” , Series 2020-3, 1.69%, 4/15/2026	750,000	765,048
Chase Auto Credit Linked Notes:
“C” , Series 2021-1, 144A, 1.024%, 9/25/2028	1,250,000	1,250,267
“D” , Series 2020-2, 144A, 1.487%, 2/25/2028	959,654	963,957
“E” , Series 2021-1, 144A, 2.365%, 9/25/2028	662,000	662,143
“E” , Series 2020-2, 144A, 3.072%, 2/25/2028	1,599,967	1,609,662
“E” , Series 2020-1, 144A, 3.715%, 1/25/2028	795,058	806,249
CPS Auto Receivables Trust:
“B” , Series 2020-B, 144A, 2.11%, 4/15/2026	2,000,000	2,013,198
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 21

	Principal Amount ($)	Value ($)
“B” , Series 2019-C, 144A, 2.63%, 8/15/2023	454,790	455,512
“D” , Series 2017-D, 144A, 3.73%, 9/15/2023	1,540,923	1,556,629
“C” , Series 2018-D, 144A, 3.83%, 9/15/2023	1,363,677	1,371,085
“E” , Series 2018-D, 144A, 5.82%, 6/16/2025	2,500,000	2,650,693
CPS Auto Trust, “D” , Series 2016-D, 144A, 4.53%, 1/17/2023	68,816	69,014
Flagship Credit Auto Trust:
“C” , Series 2021-1, 144A, 0.91%, 3/15/2027	700,000	694,591
“C” , Series 2020-4, 144A, 1.28%, 2/16/2027	763,000	766,694
“C” , Series 2020-3, 144A, 1.73%, 9/15/2026	2,150,000	2,189,618
“C” , Series 2020-1, 144A, 2.24%, 1/15/2026	2,240,000	2,301,825
“B” , Series 2020-2, 144A, 2.61%, 4/15/2026	3,348,000	3,424,603
“C” , Series 2019-3, 144A, 2.74%, 10/15/2025	3,000,000	3,097,519
“C” , Series 2019-4, 144A, 2.77%, 12/15/2025	165,000	170,773
“C” , Series 2020-2, 144A, 3.8%, 4/15/2026	500,000	524,786
Ford Credit Floorplan Master Owner Trust, “A1” , Series 2018-3, 3.52%, 10/15/2023	530,000	535,148
Foursight Capital Automobile Receivables Trust:
“B” , Series 2020-1, 144A, 2.27%, 2/18/2025	1,250,000	1,274,022
“A3” , Series 2019-1, 144A, 2.67%, 3/15/2024	1,728,501	1,739,380
“B” , Series 2018-2, 144A, 3.8%, 11/15/2023	1,706,887	1,718,447
GMF Floorplan Owner Revolving Trust:
“C” , Series 2020-2, 144A, 1.31%, 10/15/2025	700,000	705,459
“A” , Series 2019-1, 144A, 2.7%, 4/15/2024	510,000	519,926
Hertz Vehicle Financing II LP, “A” , Series 2016-2A, 144A, 2.95%, 3/25/2022	491,326	492,669
Hertz Vehicle Financing LLC:
“B” , Series 2021-1A, 144A, 1.56%, 12/26/2025	1,000,000	999,528
“C” , Series 2021-1A, 144A, 2.05%, 12/26/2025	1,750,000	1,748,837
Santander Consumer Auto Receivables Trust, “B” , Series 2020-AA, 144A, 2.26%, 12/15/2025	1,000,000	1,026,560
Santander Drive Auto Receivables Trust:
“C” , Series 2020-4, 1.01%, 1/15/2026	1,195,000	1,201,931
“C” , Series 2020-2, 1.46%, 9/15/2025	1,750,000	1,769,718
“C” , Series 2018-5, 3.81%, 12/16/2024	624,843	626,654
Tesla Auto Lease Trust, “C” , Series 2020-A, 144A, 1.68%, 2/20/2024	1,000,000	1,014,572
United Auto Credit Securitization Trust, “B” , Series 2020-1, 144A, 1.47%, 11/10/2022	3,000,000	3,005,572
World Omni Select Auto Trust, “C” , Series 2019-A, 2.38%, 12/15/2025	1,500,000	1,541,173
		53,515,227
The accompanying notes are an integral part of the consolidated financial statements.
22 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Credit Card Receivables 0.5%
Evergreen Credit Card Trust, “C” , Series 2019-2, 144A, 2.62%, 9/15/2024	1,000,000	1,021,022
First National Master Note Trust, “A” , Series 2018-1, 1-month USD-LIBOR + 0.46%, 0.533% (a), 10/15/2024	785,000	785,849
Genesis Sales Finance Master Trust:
“A” , Series 2021-AA, 144A, 1.2%, 12/21/2026	1,750,000	1,745,374
“A” , Series 2020-AA, 144A, 1.65%, 9/22/2025	500,000	503,458
Mercury Financial Credit Card Master Trust, “A” , Series 2021-1A, 144A, 1.54%, 3/20/2026	3,500,000	3,510,570
Synchrony Credit Card Master Note Trust, “C” , Series 2017-2, 3.01%, 10/15/2025	3,291,836	3,384,530
		10,950,803
Miscellaneous 3.0%
Babson CLO Ltd.:
“BR” , Series 2015-IA, 144A, 3-month USD-LIBOR + 1.4%, 1.588% (a), 1/20/2031	2,000,000	1,979,372
“BR” , Series 2014-IA, 144A, 3-month USD-LIBOR + 2.2%, 2.388% (a), 7/20/2025	500,000	500,197
BlueMountain Fuji U.S. CLO II Ltd., “A1B” , Series 2017-2A, 144A, 3-month USD-LIBOR + 1.35%, 1.538% (a), 10/20/2030	4,000,000	4,000,056
CF Hippolyta LLC:
“B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	920,000	927,811
“B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	2,545,010	2,586,917
Dell Equipment Finance Trust:
“C” , Series 2019-2, 144A, 2.18%, 10/22/2024	1,750,000	1,770,556
“D” , Series 2019-1, 144A, 3.45%, 3/24/2025	2,400,000	2,433,397
“C” , Series 2018-2, 144A, 3.72%, 10/22/2023	3,000,000	3,021,735
Hilton Grand Vacations Trust, “A” , Series 2019-AA, 144A, 2.34%, 7/25/2033	581,363	597,796
HPEFS Equipment Trust:
“C” , Series 2020-2A, 144A, 2.0%, 7/22/2030	1,890,000	1,928,196
“C” , Series 2019-1A, 144A, 2.49%, 9/20/2029	1,140,000	1,158,371
Madison Park Funding XXIX Ltd., “A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.45%, 1.64% (a), 10/18/2030	2,500,000	2,500,255
Madison Park Funding XXVI Ltd., “AR” , Series 2007-4A, 144A, 3-month USD-LIBOR + 1.2%, 1.377% (a), 7/29/2030	3,646,000	3,647,313
MVW LLC:
“B” , Series 2021-1WA, 144A, 1.44%, 1/22/2041	489,960	489,177
“A” , Series 2020-1A, 144A, 1.74%, 10/20/2037	383,870	391,188
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 23

	Principal Amount ($)	Value ($)
“B” , Series 2019-2A, 144A, 2.44%, 10/20/2038	984,377	995,169
“B” , Series 2020-1A, 144A, 2.73%, 10/20/2037	383,870	395,827
MVW Owner Trust, “A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	1,235,352	1,269,567
Neuberger Berman Loan Advisers CLO Ltd.:
“B” , Series 2018-27A, 144A, 3-month USD-LIBOR + 1.4%, 1.584% (a), 1/15/2030	5,250,000	5,250,073
“A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.4%, 1.59% (a), 10/19/2031	3,000,000	3,000,006
NRZ Excess Spread-Collateralized Notes, “A” , Series 2020-PLS1, 144A, 3.844%, 12/25/2025	836,710	844,591
Sierra Timeshare Receivables Funding LLC, “B” , Series 2020-2A, 144A, 2.32%, 7/20/2037	820,396	833,688
Transportation Finance Equipment Trust, “C” , Series 2019-1, 144A, 2.19%, 8/23/2024	1,250,000	1,274,960
Venture XXVIII CLO Ltd., “A2” , Series 2017-28A, 144A, 3-month USD-LIBOR + 1.11%, 1.298% (a), 7/20/2030	2,000,000	1,997,344
Venture XXX CLO Ltd., “A2” , Series 2017-30A, 144A, 3-month USD-LIBOR + 1.35%, 1.534% (a), 1/15/2031	10,000,000	10,000,100
Verizon Owner Trust, “C” , Series 2018-A, 3.55%, 4/20/2023	720,000	732,937
Voya CLO Ltd.:
“A1RR” , Series 2014-2A, 144A, 3-month USD-LIBOR + 1.02%, 1.21% (a), 4/17/2030	2,981,211	2,981,536
“A2AR” , Series 2012-4A, 144A, 3-month USD-LIBOR + 1.9%, 2.084% (a), 10/15/2030	3,000,000	2,998,554
		60,506,689
Total Asset-Backed (Cost $123,950,252)		124,972,719
Commercial Mortgage-Backed Securities 4.6%
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 1.503% (a), 6/15/2035	6,000,000	5,996,140
BAMLL Commercial Mortgage Securities Trust:
“A” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 0.85%, 0.923% (a), 9/15/2034	950,000	950,298
“B” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.15%, 1.223% (a), 9/15/2034	9,200,000	9,197,250
“C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.423% (a), 9/15/2034	130,000	129,844
BBCMS Trust, “D” , Series 2013-TYSN, 144A, 3.631%, 9/5/2032	2,150,000	2,144,358
The accompanying notes are an integral part of the consolidated financial statements.
24 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
BFLD TRUST, “B” , Series 2019-DPLO, 144A, 1-month USD-LIBOR + 1.34%, 1.413% (a), 10/15/2034	1,500,000	1,500,943
BPR Trust, “C” , Series 2021-KEN, 144A, 1-month USD-LIBOR + 2.55%, 2.623% (a), 2/15/2029	1,431,100	1,431,832
BX Commercial Mortgage Trust:
“B” , Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.3%, 1.373% (a), 4/15/2034	6,500,000	6,496,090
“D” , Series 2020-VKNG, 144A, 1-month USD-LIBOR + 1.7%, 1.773% (a), 10/15/2037	1,920,000	1,919,999
BXP Trust:
“A” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 0.85%, 0.923% (a), 11/15/2034	730,000	723,457
“B” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.1%, 1.173% (a), 11/15/2034	6,210,000	6,025,277
CHT Mortgage Trust, “A” , Series 2017-CSMO, 144A, 1-month USD-LIBOR + 0.93%, 1.003% (a), 11/15/2036	1,800,000	1,801,674
Citigroup Commercial Mortgage Trust:
“AS” , Series 2013-GC11, 3.422%, 4/10/2046	1,500,000	1,556,917
“B” , Series 2013-GC11, 3.732%, 4/10/2046	500,000	520,108
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	1,614,506	1,708,182
COMM Mortgage Trust:
“AM” , Series 2013-CR6, 144A, 3.147%, 3/10/2046	2,200,000	2,257,872
“AM” , Series 2013-LC6, 3.282%, 1/10/2046	2,500,000	2,582,043
“B” , Series 2013-CR6, 144A, 3.397%, 3/10/2046	4,238,720	4,346,437
Credit Suisse Mortgage Trust:
“B” , Series 2020-FACT, 144A, 1-month USD-LIBOR + 2.0%, 2.073% (a), 10/15/2037	2,756,000	2,773,215
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.0%, 3.25%, 12/15/2035	1,500,000	1,526,448
“C” , Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	1,056,881
FHLMC Multifamily Structured Pass-Through Certificates:
“X1” , Series K058, Interest Only, 1.051% (a), 8/25/2026	23,227,825	977,843
“X1” , Series K722, Interest Only, 1.439% (a), 3/25/2023	13,776,932	217,170
FREMF Mortgage Trust, “B” , Series 2012-K23, 144A, 3.782% (a), 10/25/2045	1,750,000	1,808,209
Hilton Orlando Trust, “A” , Series 2021-ORL, 144A, 1-month USD-LIBOR + 0.92%, 0.993% (a), 12/15/2034	3,500,000	3,502,074
Hospitality Mortgage Trust, “B” , Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.35%, 1.423% (a), 11/15/2036	4,693,470	4,693,468
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 25

	Principal Amount ($)	Value ($)
IMT Trust, “BFL” , Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.95%, 1.023% (a), 6/15/2034	5,632,899	5,625,118
InTown Hotel Portfolio Trust, “C” , Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.5%, 1.573% (a), 1/15/2033	2,200,000	2,204,983
KKR Industrial Portfolio Trust, “E” , Series 2021-KDIP, 144A, 1-month USD-LIBOR + 1.55%, 1.623% (a), 12/15/2037	625,000	624,037
Morgan Stanley Capital I Trust, “B” , Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.2%, 1.273% (a), 7/15/2035	2,353,200	2,353,895
MTRO Commercial Mortgage Trust, “D” , Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.8%, 1.873% (a), 12/15/2033	2,500,000	2,491,516
Natixis Commercial Mortgage Securities Trust:
“B” , Series 2018-850T, 144A, 1-month USD-LIBOR + 0.954%, 1.026% (a), 7/15/2033	6,500,000	6,463,005
“C” , Series 2018-285M, 144A, 3.917% (a), 11/15/2032	2,000,000	2,049,693
One New York Plaza Trust, “AJ” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.25%, 1.323% (a), 1/15/2026	2,378,000	2,392,786
UBS Commercial Mortgage Trust, “XA” , Series 2017-C1, Interest Only, 1.684% (a), 6/15/2050	33,491,452	2,281,116
Wells Fargo Commercial Mortgage Trust:
“A2” , Series 2016-C34, 2.603%, 6/15/2049	435,700	435,654
“ASB” , Series 2015-C31, 3.487%, 11/15/2048	183,843	194,746
Total Commercial Mortgage-Backed Securities (Cost $94,042,962)		94,960,578
Collateralized Mortgage Obligations 0.9%
Angel Oak Mortgage Trust, “A1” , Series 2019-3, 144A, 2.93%, 5/25/2059	1,235,875	1,241,597
Chase Mortgage Reference Notes, “M1” , Series 2020-CL1, 144A, 1-month USD-LIBOR + 2.25%, 2.342% (a), 10/25/2057	1,169,562	1,195,213
COLT Funding LLC:
“A2” , Series 2021-1, 144A, 1.167%, 6/25/2066	985,509	983,271
“A2” , Series 2021-3R, 144A, 1.257%, 12/25/2064	818,202	817,944
Federal National Mortgage Association, “FB” , Series 1996-44, 1-month USD-LIBOR + 0.8%, 0.892% (a), 9/25/2023	7,637	7,677
FWD Securitization Trust:
“A1” , Series 2020-INV1, 144A, 2.24%, 1/25/2050	1,561,201	1,582,440
“A1” , Series 2019-INV1, 144A, 2.81%, 6/25/2049	1,045,119	1,068,487
The accompanying notes are an integral part of the consolidated financial statements.
26 |	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
GCAT LLC:
“A2” , Series 2021-NQM2, 144A, 1.242%, 5/25/2066	1,283,000	1,280,372
“A1” , Series 2019-NQM1, 144A, 2.985%, 2/25/2059	2,113,122	2,120,489
GS Mortgage-Backed Securities Trust, “A2” , Series 2020-NQM1, 144A, 1.791%, 9/27/2060	307,359	308,942
Imperial Fund Mortgage Trust, “A2” , Series 2021-NQM1, 144A, 1.205%, 6/25/2056	2,321,592	2,319,363
MFA Trust, “A3” , Series 2019, 144A, 1.262%, 1/25/2056	680,378	677,401
Sequoia Mortgage Trust, “A10” , Series 2019-CH3, 144A, 4.0%, 9/25/2049	254,898	255,187
Starwood Mortgage Residential Trust, “A3” , Series 2020-INV1, 144A, 1.593% (a), 11/25/2055	1,235,869	1,235,823
Verus Securitization Trust:
“A2” , Series 2021-R3, 144A, 1.277%, 4/25/2064	1,172,596	1,171,304
“A2” , Series 2020-4, 144A, 1.912%, 5/25/2065	2,330,045	2,354,865
“A1” , Series 2020-INV1, 144A, 1.977%, 3/25/2060	410,390	415,569
“A1” , Series 2020-2, 144A, 2.226%, 5/25/2060	254,887	257,007
Total Collateralized Mortgage Obligations (Cost $19,232,954)		19,292,951
Government & Agency Obligations 48.0%
Other Government Related (d) 0.7%
Corp. Andina de Fomento:
2.375%, 5/12/2023	4,000,000	4,130,840
4.375%, 6/15/2022	2,000,000	2,071,840
Eastern & Southern African Trade & Development Bank, REG S, 5.375%, 3/14/2022	2,779,000	2,841,805
Eurasian Development Bank, 144A, 4.767%, 9/20/2022	3,000,000	3,124,152
Vnesheconombank, 144A, 6.025%, 7/5/2022	1,500,000	1,575,000
		13,743,637
Sovereign Bonds 0.4%
Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025	1,895,000	2,013,347
Government of Malaysia, 144A, 3.043%, 4/22/2025	1,000,000	1,074,300
Republic of Namibia, 144A, 5.5%, 11/3/2021	1,500,000	1,516,815
Republic of Paraguay, 144A, 4.625%, 1/25/2023	1,000,000	1,052,510
Republic of Turkey, 5.6%, 11/14/2024	1,000,000	1,027,024
Saudi Government International Bond, 144A, 4.0%, 4/17/2025	2,000,000	2,207,500
		8,891,496
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 27

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 46.9%
U.S. Treasury Floating Rate Notes:
3-month U.S. Treasury Bill Money Market Yield + 0.003%, 0.084% (a), 4/30/2023 (e)	115,000,000	115,003,254
3-month U.S. Treasury Bill Money Market Yield + 0.049%, 0.099% (a), 1/31/2023 (e)	105,000,000	105,036,879
3-month U.S. Treasury Bill Money Market Yield + 0.06%, 0.105% (a), 7/31/2022 (e)	65,000,000	65,036,126
3-month U.S. Treasury Bill Money Market Yield + 0.055%, 0.105% (a), 10/31/2022 (e)	65,000,000	65,035,723
3-month U.S. Treasury Bill Money Market Yield + 0.11%, 0.164% (a), 4/30/2022 (e)	50,000,000	50,046,280
U.S. Treasury Inflation-Indexed Notes:
0.125%, 1/15/2022	35,387,700	36,183,923
0.125%, 4/15/2022	32,934,300	33,782,530
0.125%, 1/15/2023	46,266,000	48,338,030
0.375%, 7/15/2023	45,889,200	48,815,533
U.S. Treasury Notes:
0.125%, 4/30/2022	50,000,000	50,015,625
0.125%, 9/15/2023	25,000,000	24,908,203
0.125%, 10/15/2023	30,000,000	29,871,094
0.5%, 3/15/2023	40,000,000	40,203,125
0.5%, 3/31/2025	25,000,000	24,875,977
1.625%, 4/30/2023	30,000,000	30,759,375
1.75%, 11/30/2021	35,000,000	35,246,094
1.75%, 6/15/2022	50,000,000	50,787,109
2.125%, 9/30/2021	30,000,000	30,154,359
2.125%, 5/15/2022	50,000,000	50,882,812
2.75%, 5/31/2023	30,000,000	31,439,063
		966,421,114
Total Government & Agency Obligations (Cost $979,716,240)		989,056,247
Short-Term U.S. Treasury Obligations 8.3%
U.S. Treasury Bills:
0.011% (f), 8/5/2021	50,000,000	49,997,723
0.017% (f), 8/10/2021	50,000,000	49,997,347
0.019% (f), 8/12/2021	50,000,000	49,996,646
0.053% (f), 5/19/2022 (g)	640,000	639,605
0.062% (f), 6/16/2022	640,000	639,533
0.064% (f), 5/19/2022 (g)	20,000,000	19,987,657
Total Short-Term U.S. Treasury Obligations (Cost $171,266,551)		171,258,511

The accompanying notes are an integral part of the consolidated financial statements.
28 |	DWS Enhanced Commodity Strategy Fund

	Shares	Value ($)
Exchange-Traded Funds 1.3%
iShares 0-5 Year High Yield Corporate Bond ETF (b)	200,000	9,212,000
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	600,000	16,548,000
Xtrackers Short Duration High Yield Bond ETF (b) (h)	5,250	252,709
Total Exchange-Traded Funds (Cost $25,461,880)		26,012,709
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (i) (j) (Cost $7,384,467)	7,384,467	7,384,467
Cash Equivalents 9.6%
DWS Central Cash Management Government Fund, 0.02% (i)	166,221,762	166,221,762
DWS ESG Liquidity Fund “Capital Shares” , 0.09% (i)	31,935,978	31,932,785
Total Cash Equivalents (Cost $198,155,194)		198,154,547
	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $2,047,514,271)	100.4	2,070,365,735
Other Assets and Liabilities, Net	(0.4)	(8,088,903)
Net Assets	100.0	2,062,276,832
A summary of the Fund’s transactions with affiliated investments during the year ended June 30, 2021 are as follows:
Value ($) at 6/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Exchange-Traded Funds 0.0%
Xtrackers Short Duration High Yield Bond ETF (b) (h)
—	243,548	—	—	9,161	12,258	—	5,250	252,709
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.02% (i) (j)
—	7,384,467 (k)	—	—	—	3,565	—	7,384,467	7,384,467
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 29

Value ($) at 6/30/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Cash Equivalents 9.6%
DWS Central Cash Management Government Fund, 0.01% (i)
128,467,296	2,685,446,772	2,647,692,306	—	—	107,168	—	166,221,762	166,221,762
DWS ESG Liquidity Fund “Capital Shares” (i)
6,918,373	45,023,183	20,004,000	(2,000)	(2,771)	19,545	—	31,935,978	31,932,785
135,385,669	2,738,097,970	2,667,696,306	(2,000)	6,390	142,536	—	205,547,457	205,791,723
(a)	Variable or floating rate security. These securities are shown at their current rate as of June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2021 amounted to $7,196,921, which is 0.3% of net assets.
(c)	When-issued or delayed delivery securities included.
(d)	Government-backed debt issued by financial companies or government sponsored enterprises.
(e)	At June 30, 2021, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At June 30, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	Affiliated fund managed by DBX Advisors LLC, a subsidiary of Deutsche Bank AG.
(i)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(j)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(k)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended June 30, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
CLO: Collateralized Loan Obligation
COT: Commitment of Traders
Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
LIBOR: London Interbank Offered Rate
The accompanying notes are an integral part of the consolidated financial statements.
30 |	DWS Enhanced Commodity Strategy Fund

LME: London Metal Exchange
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
ULS: Ultra-Low Sulfur
WTI: West Texas Intermediate
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At June 30, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Aluminum Futures	USD	8/18/2021	200	12,485,000	12,612,500	127,500
Copper Futures	USD	12/15/2021	200	38,432,800	46,872,500	8,439,700
LME Nickel Futures	USD	12/13/2021	255	23,105,843	27,882,720	4,776,877
Total unrealized appreciation						13,344,077
At June 30, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/30/2021	241	29,836,929	29,746,554	90,375
Brent Crude Oil Futures	USD	10/29/2021	576	41,803,451	41,685,120	118,331
Copper Futures	USD	12/15/2021	200	34,109,684	46,872,500	(12,762,816)
LME Nickel Futures	USD	12/13/2021	255	22,391,062	27,882,720	(5,491,658)
Zinc Futures	USD	8/18/2021	155	11,919,500	11,521,344	398,156
Total net unrealized depreciation						(17,647,612)
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 31

At June 30, 2021, open futures options contracts purchased were as follows:
Call Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Brent Crude Oil Futures, Expiration Date 12/31/2021	2,400	10/26/2021	85	1,995,288	2,640,000	644,712
At June 30, 2021, open futures options contracts sold were as follows:
Put Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Brent Crude Oil Futures, Expiration Date 12/31/2021	2,400	10/26/2021	55	2,036,712	1,776,000	260,712
Each commodity linked swap is a commitment to receive the total return of the specified commodity linked index in exchange for a fixed financing rate. At June 30, 2021, open commodity-linked swap contracts were as follows:
Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Long Positions
Barclays Commodity Strategy 1673 Excess Return Index/TRSTST25HP	7/15/2021	Barclays Bank PLC	32,940,000	(0.28)	At Expiration	(199,300)
Barclays EFS Custom Commodity Basket 08 Index/BEFSCB08	7/15/2021	Barclays Bank PLC	5,520,000	—	At Expiration	12,264
Bloomberg Aluminum Subindex/BCOMAL	7/15/2021	Goldman Sachs & Co.	20,000,000	(0.10)	At Expiration	245,700
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2021	JPMorgan Chase Securities, Inc.	67,480,000	(0.11)	At Expiration	83,660
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2021	JPMorgan Chase Securities, Inc.	33,740,000	(0.13)	At Expiration	(51,446)
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2021	Macquarie Bank Ltd.	63,263,000	(0.17)	At Expiration	(97,641)
Bloomberg Commodity Index/BCOM	7/15/2021	Credit Suisse	168,700,000	(0.11)	At Expiration	397,750
Bloomberg Commodity Index/BCOM	7/15/2021	Morgan Stanley	63,263,000	(0.12)	At Expiration	148,863
The accompanying notes are an integral part of the consolidated financial statements.
32 |	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Bloomberg Commodity Index/BCOM	7/15/2021	Macquarie Bank Ltd.	63,263,000	(0.12)	At Expiration	148,863
Bloomberg Commodity Index/BCOM	7/15/2021	JPMorgan Chase Securities, Inc.	191,180,000	(0.09)	At Expiration	452,533
Bloomberg Commodity Index/BCOM	7/15/2021	BNP Paribas	147,613,000	(0.12)	At Expiration	347,345
Bloomberg Commodity Index/BCOM	7/15/2021	Barclays Bank PLC	126,525,000	(0.11)	At Expiration	298,313
Bloomberg Commodity Index/BCOM	7/15/2021	Goldman Sachs & Co.	101,220,000	(0.10)	At Expiration	239,122
Bloomberg Commodity Index/BCOM	7/15/2021	Canadian Imperial Bank of Commerce	63,263,000	(0.13)	At Expiration	148,569
BofA Merrill Lynch Commodity Excess Return Strategy/MLCIHR6S	7/15/2021	Merrill Lynch International Ltd.	14,239,000	—	At Expiration	(37,798)
Citi Commodities Gold Call Ratio Index/CICXGCCR	7/15/2021	Citigroup, Inc.	24,160,000	—	At Expiration	(63,939)
Citi Custom CiVICS 7 Excess Return/CVICSER7	7/15/2021	Citigroup, Inc.	409,165,000	(0.18)	At Expiration	1,122,097
Goldman Sachs Brent Vol Carry 05/GSVLBR05	7/15/2021	Goldman Sachs & Co.	18,000,000	(0.35)	At Expiration	121,783
Goldman Sachs Commodity COT Strategy COT3/ABGSCOT3	7/15/2021	Goldman Sachs & Co.	6,150,000	(0.35)	At Expiration	35,043
Macquarie Commodity Product 708E/MQCP708E	7/15/2021	Macquarie Bank Ltd.	43,560,000	(1.00)	At Expiration	(295,369)
Macquarie Vol Product 2CL2/VMAC2CL2	7/15/2021	Macquarie Bank Ltd.	15,000,000	(0.15)	At Expiration	401,643
Macquarie Vol Product 3GC1/VMAC3GC1	7/15/2021	Macquarie Bank Ltd.	15,000,000	(0.10)	At Expiration	(508,893)
Merrill Lynch Backwardation Momentum Long Only Excess Return Index/MLCXAKLE	7/15/2021	Merrill Lynch International Ltd.	35,310,000	(0.35)	At Expiration	82,856
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 33

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Merrill Lynch Enhanced Benchmark - A Pre Roll Excess Return Index/MLCXAPRE	7/15/2021	Merrill Lynch International Ltd.	147,613,000	(0.14)	At Expiration	345,785
Modified Strategy D177 on the Bloomberg Commodity Index/ENHG177P	7/15/2021	Goldman Sachs & Co.	151,830,000	(0.35)	At Expiration	134,303
Morgan Stanley MSCBDF11 Index/MSCBDF11	7/15/2021	Morgan Stanley	20,000,000	(0.05)	At Expiration	(178,294)
RBC Enhanced Commodity Basket 01 Excess Return Index/RBCAEC01	7/15/2021	Royal Bank of Canada	67,480,000	(0.11)	At Expiration	(3,877)
RBC Enhanced Commodity CC3V Index/RBCSCC3V	7/15/2021	Royal Bank of Canada	50,602,000	(0.15)	At Expiration	(280,496)
RBC Enhanced Commodity D01 Excess Return Index/RBCADC01	7/15/2021	Royal Bank of Canada	67,480,000	(0.20)	At Expiration	(76,343)
RBC Enhanced Commodity D03 Index/RBCADC03	7/15/2021	Royal Bank of Canada	33,740,000	(0.15)	At Expiration	9,062
RBC Enhanced Commodity MSC4 Index/RBCAMSC4	7/15/2021	Royal Bank of Canada	16,518,000	(0.35)	At Expiration	109,429
SGI Commodity Dynamic Alpha Index/SGICCODA	7/15/2021	Societe Generale	67,270,000	(0.25)	At Expiration	(309,422)
SGI WTI Intraday Trend Index/SGIDTWTI	7/15/2021	Societe Generale	8,960,000	(0.20)	At Expiration	(23,615)
Societe Generale Alpha 1 Custom Excess Return/SGCOA1CE	7/15/2021	Societe Generale	94,030,000	(0.17)	At Expiration	(145,997)
Societe Generale Commodity Index/SGCOM11S	7/15/2021	Societe Generale	31,631,000	(0.13)	At Expiration	95,860
Societe Generale M Po 3 U Index/SGCOL45E	7/15/2021	Societe Generale	31,631,000	(0.16)	At Expiration	46,191
The accompanying notes are an integral part of the consolidated financial statements.
34 |	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
Societe Generale M Po 4 U Index/SGCOM15E	7/15/2021	Societe Generale	63,263,000	(0.18)	At Expiration	(23,867)
UBS Custom Commodity Index/UBSIB163	7/15/2021	UBS AG	114,871,000	(0.27)	At Expiration	1,274,267
Index Description	Ticker	Notional Amount ($)	Index Weight (%)	Value ($)
Bloomberg Commodity Index	BCOM	73,806,000	32.1	174,566
Bloomberg Gold Subindex	BCOMGC	(11,572,000)	5.0	583,903
Bloomberg Wheat Subindex	BCOMWH	(11,018,000)	4.8	(8,210)
Bloomberg Brent Crude Subindex	BCOMCO	5,325,000	2.3	171,398
Bloomberg Zinc Index	BCOMZS	(20,000,000)	8.7	440,035
Bloomberg Commodity Index 2-4-6 Forward Blend	BCOMF246	73,806,000	32.1	(10,095)
Bloomberg Sugar Subindex	BCOMSB	(8,488,000)	3.7	(244,197)
Bloomberg Aluminum Subindex	BCOMAL	1,845,000	0.8	22,653
Bloomberg ULS Diesel Subindex	BCOMHO	23,882,000	10.5	144,214
UBS Custom Commodity Index				1,274,267
Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount ($)	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($)†
UBS Targeted Commodity Curve Carry Strategy Index/UBSTCCIS	7/15/2021	UBS AG	74,680,000	(0.10)	At Expiration	(869,566)
Total net unrealized appreciation						3,135,438
†	There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.
Currency Abbreviation(s)

USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts, futures options contracts and commodity-linked swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 35

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 439,273,006	$—	$ 439,273,006
Asset-Backed (a)	—	124,972,719	—	124,972,719
Commercial Mortgage-Backed Securities	—	94,960,578	—	94,960,578
Collateralized Mortgage Obligations	—	19,292,951	—	19,292,951
Government & Agency Obligations (a)	—	989,056,247	—	989,056,247
Short-Term U.S. Treasury Obligations	—	171,258,511	—	171,258,511
Exchange-Traded Funds	26,012,709	—	—	26,012,709
Short-Term Investments (a)	205,539,014	—	—	205,539,014
Derivatives (b)
Futures and Futures Options Contracts	14,856,363	—	—	14,856,363
Commodity-Linked Swap Contracts	—	6,301,301	—	6,301,301
Total	$246,408,086	$1,845,115,313	$ —	$2,091,523,399
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (18,254,474)	$ —	$—	$ (18,254,474)
Commodity-Linked Swap Contracts	—	(3,165,863)	—	(3,165,863)
Total	$ (18,254,474)	$ (3,165,863)	$ —	$ (21,420,337)
(a)	See Consolidated Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, futures options contracts and commodity-linked swap contracts.
The accompanying notes are an integral part of the consolidated financial statements.
36 |	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities
as of June 30, 2021

Assets
Investments in non-affiliated securities, at value (cost $1,841,731,062) — including $7,196,921 of securities loaned	$ 1,864,574,012
Investment in DWS Government & Agency Securities Portfolio (cost $7,384,467)*	7,384,467
Investment in affiliated securities, at value (cost $198,398,742)	198,407,256
Receivable for investments sold — when-issued/delayed delivery securities	18,592,453
Receivable for Fund shares sold	5,137,791
Interest receivable	4,434,061
Unrealized appreciation on bilateral swap contracts	6,301,301
Foreign taxes recoverable	2,178
Other assets	64,630
Total assets	2,104,898,149
Liabilities
Cash overdraft	510,806
Payable upon return of securities loaned	7,384,467
Payable for investments purchased — when-issued/delayed delivery securities	19,588,235
Payable for Fund shares redeemed	4,969,756
Payable for variation margin on futures and options contracts	4,340,383
Unrealized depreciation on bilateral swap contracts	3,165,863
Net payable for pending swap contracts	502,492
Accrued management fee	1,128,668
Accrued Trustees' fees	14,673
Other accrued expenses and payables	1,015,974
Total liabilities	42,621,317
Net assets, at value	$ 2,062,276,832
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 37

Consolidated Statement of Assets and Liabilities
as of June 30, 2021 (continued)

Net Assets Consist of
Distributable earnings (loss)	633,532,384
Paid-in capital	1,428,744,448
Net assets, at value	$ 2,062,276,832
Net Asset Value
Class A
Net Asset Value and redemption price per share ($86,010,660 ÷ 7,658,676 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.23
Maximum offering price per share (100 ÷ 94.25 of $11.23)	$ 11.92
Class T
Net Asset Value and redemption price per share ($11,818 ÷ 1,051 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.24
Maximum offering price per share (100 ÷ 97.50 of $11.24)	$ 11.53
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($13,044,507 ÷ 1,299,246 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.04
Class R6
Net Asset Value, offering and redemption price per share ($45,643,795 ÷ 4,005,682 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.39
Class S
Net Asset Value, offering and redemption price per share ($69,992,792 ÷ 6,154,719 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.37
Institutional Class
Net Asset Value, offering and redemption price per share ($1,847,573,260 ÷ 162,000,618 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.40
The accompanying notes are an integral part of the consolidated financial statements.
38 |	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Operations
for the year ended June 30, 2021

Investment Income
Income:
Interest (net of foreign taxes withheld of $12,658)	$ 27,781,937
Dividends	462,832
Income distributions from affiliated securities	138,971
Securities lending income, net of borrower rebates	3,565
Total income	28,387,305
Expenses:
Management fee	14,241,601
Administration fee	1,700,505
Services to shareholders	2,291,619
Distribution and service fees	265,896
Custodian fee	105,062
Professional fees	102,900
Reports to shareholders	412,213
Registration fees	146,577
Trustees' fees and expenses	53,467
Other	93,683
Total expenses before expense reductions	19,413,523
Expense reductions	(3,370,242)
Total expenses after expense reductions	16,043,281
Net investment income	12,344,024
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(2,000)
Sale of non-affiliated investments	838,503
Swap contracts	620,646,412
Futures	13,632,591
Written options	1,537,926
Foreign currency	3
Payments by affiliates (see Note H)	2,892
636,656,327
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	6,390
Non-affiliated investments	12,455,663
Swap contracts	(18,767,572)
Futures	(1,273,590)
Written options	(214,800)
(7,793,909)
Net gain (loss)	628,862,418
Net increase (decrease) in net assets resulting from operations	$ 641,206,442
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 39

Consolidated Statements of Changes in Net Assets
	Years Ended June 30,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 12,344,024	$ 27,307,546
Net realized gain (loss)	636,656,327	(330,276,058)
Change in net unrealized appreciation (depreciation)	(7,793,909)	(15,747,848)
Net increase (decrease) in net assets resulting from operations	641,206,442	(318,716,360)
Distributions to shareholders:
Class A	(457,584)	(985,068)
Class T	(64)	(140)
Class C	(19,511)	(87,971)
Class R6	(392,729)	(603,995)
Class S	(693,340)	(1,999,904)
Institutional Class	(15,435,292)	(30,899,176)
Total distributions	(16,998,520)	(34,576,254)
Fund share transactions:
Proceeds from shares sold	871,894,839	971,270,795
Reinvestment of distributions	15,960,268	32,006,950
Payments for shares redeemed	(1,001,555,365)	(1,863,611,943)
Net increase (decrease) in net assets from Fund share transactions	(113,700,258)	(860,334,198)
Increase (decrease) in net assets	510,507,664	(1,213,626,812)
Net assets at beginning of period	1,551,769,168	2,765,395,980
Net assets at end of period	$ 2,062,276,832	$ 1,551,769,168

The accompanying notes are an integral part of the consolidated financial statements.
40 |	DWS Enhanced Commodity Strategy Fund

Consolidated Financial Highlights
DWS Enhanced Commodity Strategy Fund — Class A
	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.93	$9.47	$11.71	$10.88	$12.60
Income (loss) from investment operations:
Net investment income[a]	.04	.09	.15	.08	.03
Net realized and unrealized gain (loss)	3.32	(1.50)	(1.27)	.78	(.97)
Total from investment operations	3.36	(1.41)	(1.12)	.86	(.94)
Less distributions from:
Net investment income	(.06)	(.13)	(1.12)	(.03)	(.78)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$11.23	$7.93	$9.47	$11.71	$10.88
Total Return (%)[b,c]	42.59	(14.96)	(9.77)	7.87	(7.70)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	58	75	121	110
Ratio of expenses before expense reductions (%)	1.42	1.51	1.48	1.43	1.47
Ratio of expenses after expense reductions (%)	1.22	1.29	1.34	1.35	1.33
Ratio of net investment income (%)	.39	1.05	1.43	.73	.28
Portfolio turnover rate (%)	81	68	65	79	52
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 41

DWS Enhanced Commodity Strategy Fund — Class T
	Years Ended June 30,				Period Ended
	2021	2020	2019	2018	6/30/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$7.94	$9.48	$11.72	$10.88	$10.88
Income (loss) from investment operations:
Net investment income[b]	.04	.09	.14	.09	.00 *
Net realized and unrealized gain (loss)	3.32	(1.49)	(1.25)	.77	(.00) *
Total from investment operations	3.36	(1.40)	(1.11)	.86	.00 *
Less distributions from:
Net investment income	(.06)	(.14)	(1.13)	(.02)	(.00) *
Net asset value, end of period	$11.24	$7.94	$9.48	$11.72	$10.88
Total Return (%)[c,d]	42.55	(14.92)	(9.72)	7.95	.01 **
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	8	10	11	10
Ratio of expenses before expense reductions (%)	1.37	1.43	1.40	1.36	1.57 ***
Ratio of expenses after expense reductions (%)	1.22	1.28	1.32	1.29	1.35 ***
Ratio of net investment income (%)	.39	1.07	1.42	.80	.47 ***
Portfolio turnover rate (%)	81	68	65	79	52 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to June 30, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended June 30, 2017.
*	Amount is less than $.005.
**	Not annualized
***	Annualized
The accompanying notes are an integral part of the consolidated financial statements.
42 |	DWS Enhanced Commodity Strategy Fund

DWS Enhanced Commodity Strategy Fund — Class C
	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.11	$8.49	$10.50	$9.80	$11.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.03	.06	(.00) *	(.05)
Net realized and unrealized gain (loss)	2.98	(1.35)	(1.13)	.70	(.88)
Total from investment operations	2.95	(1.32)	(1.07)	.70	(.93)
Less distributions from:
Net investment income	(.02)	(.06)	(.94)	—	(.66)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$10.04	$7.11	$8.49	$10.50	$9.80
Total Return (%)[b,c]	41.55	(15.59)	(10.48)	7.14	(8.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	9	15	27	27
Ratio of expenses before expense reductions (%)	2.09	2.20	2.18	2.17	2.21
Ratio of expenses after expense reductions (%)	1.97	2.04	2.09	2.09	2.08
Ratio of net investment income (loss) (%)	(.35)	.32	.68	(.02)	(.47)
Portfolio turnover rate (%)	81	68	65	79	52
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 43

DWS Enhanced Commodity Strategy Fund — Class R6
	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.05	$9.62	$11.89	$11.04	$12.79
Income (loss) from investment operations:
Net investment income[a]	.07	.12	.19	.13	.08
Net realized and unrealized gain (loss)	3.37	(1.52)	(1.28)	.79	(.99)
Total from investment operations	3.44	(1.40)	(1.09)	.92	(.91)
Less distributions from:
Net investment income	(.10)	(.17)	(1.18)	(.07)	(.84)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$11.39	$8.05	$9.62	$11.89	$11.04
Total Return (%)[b]	43.00	(14.58)	(9.46)	8.36	(7.37)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	31	30	22	13
Ratio of expenses before expense reductions (%)	1.02	1.08	1.06	1.07	1.09
Ratio of expenses after expense reductions (%)	.89	.89	.95	.95	.96
Ratio of net investment income (%)	.73	1.42	1.86	1.14	.67
Portfolio turnover rate (%)	81	68	65	79	52
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the consolidated financial statements.
44 |	DWS Enhanced Commodity Strategy Fund

DWS Enhanced Commodity Strategy Fund — Class S
	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.03	$9.59	$11.86	$11.02	$12.76
Income (loss) from investment operations:
Net investment income[a]	.06	.12	.17	.11	.06
Net realized and unrealized gain (loss)	3.36	(1.53)	(1.28)	.78	(.99)
Total from investment operations	3.42	(1.41)	(1.11)	.89	(.93)
Less distributions from:
Net investment income	(.08)	(.15)	(1.16)	(.05)	(.81)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$11.37	$8.03	$9.59	$11.86	$11.02
Total Return (%)[b]	42.86	(14.79)	(9.58)	8.08	(7.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	83	195	520	349
Ratio of expenses before expense reductions (%)	1.19	1.25	1.21	1.19	1.24
Ratio of expenses after expense reductions (%)	1.03	1.09	1.14	1.12	1.13
Ratio of net investment income (%)	.62	1.30	1.60	.97	.48
Portfolio turnover rate (%)	81	68	65	79	52
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the consolidated financial statements.
DWS Enhanced Commodity Strategy Fund	| 45

DWS Enhanced Commodity Strategy Fund — Institutional Class
	Years Ended June 30,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$8.06	$9.62	$11.90	$11.05	$12.80
Income (loss) from investment operations:
Net investment income[a]	.07	.13	.19	.13	.07
Net realized and unrealized gain (loss)	3.37	(1.52)	(1.29)	.79	(.99)
Total from investment operations	3.44	(1.39)	(1.10)	.92	(.92)
Less distributions from:
Net investment income	(.10)	(.17)	(1.18)	(.07)	(.83)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$11.40	$8.06	$9.62	$11.90	$11.05
Total Return (%)[b]	42.94	(14.58)	(9.47)	8.31	(7.40)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,848	1,371	2,450	2,769	2,246
Ratio of expenses before expense reductions (%)	1.09	1.19	1.16	1.13	1.18
Ratio of expenses after expense reductions (%)	.89	.90	.99	.99	.99
Ratio of net investment income (%)	.73	1.46	1.79	1.09	.62
Portfolio turnover rate (%)	81	68	65	79	52
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the consolidated financial statements.
46 |	DWS Enhanced Commodity Strategy Fund

Notes to Consolidated Financial Statements
A.	Organization and Significant Accounting Policies
DWS Enhanced Commodity Strategy Fund (the “Fund” ) is a diversified series of Deutsche DWS Securities Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years instead of 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an
DWS Enhanced Commodity Strategy Fund	| 47

investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.
Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity Fund II, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary” ). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA” ), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC” ) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor” ) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as futures and options contracts and commodity-linked swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2021, the Fund’s investment in the Subsidiary was $408,297,392, representing 19.4% of the Fund’s total assets.
The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid
48 |	DWS Enhanced Commodity Strategy Fund

and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are generally categorized as Level 1 securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces
DWS Enhanced Commodity Strategy Fund	| 49

that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of June 30, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
50 |	DWS Enhanced Commodity Strategy Fund

Remaining Contractual Maturity of the Agreements as of June 30, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 2,509,217	$ —	$ —	$ —	$ 2,509,217
Exchange-Traded Funds	4,875,250	—	—	—	4,875,250
Total Borrowings	$ 7,384,467	$ —	$ —	$ —	$ 7,384,467
Gross amount of recognized liabilities for securities lending transactions:					$ 7,384,467
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Income from certain commodity-linked derivatives does not constitute “qualifying income”  to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.
At June 30, 2021, the Fund had net tax basis capital loss carryforwards of approximately $23,677,000, including short-term losses ($3,930,000) and
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long-term losses ($19,747,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of June 30, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At June 30, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 636,008,733
Capital loss carryforwards	$ (23,677,000)
Net unrealized appreciation (depreciation) on investments	$ (492,083,540)
At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $2,612,569,641. The net unrealized depreciation for all investments based on tax cost was $492,083,540. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $1,005,708,475 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,497,792,015.
52 |	DWS Enhanced Commodity Strategy Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended June 30,
	2021	2020
Distributions from ordinary income*	$ 16,998,520	$ 34,576,254
*	For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security,
DWS Enhanced Commodity Strategy Fund	| 53

commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended June 30, 2021, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
A summary of the open commodity-linked swap contracts as of June 30, 2021 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2021, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $1,924,248,000 to $2,829,577,000, and the investment in short commodity-linked swap contracts had a total notional amount generally indicative of a range from $0 to approximately $138,000,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2021, the Fund entered into commodity futures contracts and futures options contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities, and entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
54 |	DWS Enhanced Commodity Strategy Fund

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
A summary of the open futures contracts and futures options contracts as of June 30, 2021, is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $87,368,000 to $261,067,000, the investment in futures options contracts purchased had a total notional value generally indicative of a range from $0 to $2,640,000, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $124,197,000 to $323,746,000, and the investment in futures options contracts sold had a total notional value generally indicative of a range from $0 to $4,536,000.
Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. The Fund may also purchase options on exchange-traded futures contracts where the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the underlying futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended June 30, 2021,
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the Fund entered into options on commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. There is no premium paid at the time of purchase on certain options on exchange-traded futures. At the expiration of these options on exchange-traded futures, the accumulated variation margin made or received is recorded as realized gains or losses. Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
There were no open purchased and written option contracts as of June 30, 2021. For the year ended June 30, 2021, the investment in purchased options contracts had a total value generally indicative of a range from $0 to $540,000, and the investment in written options contracts had a total value generally indicative of a range from $0 to $1,140,000.
The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2021 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 90,375	$ 90,375
Commodity Contracts (a) (b)	6,301,301	14,765,988	21,067,289
	$ 6,301,301	$ 14,856,363	$ 21,157,664
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures and futures options contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b)	Unrealized appreciation on bilateral swap contracts

56 |	DWS Enhanced Commodity Strategy Fund

Liability Derivative	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a) (b)	$ (3,165,863)	$ (18,254,474)	$ (21,420,337)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b)	Unrealized depreciation on bilateral swap contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2021 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ —	$ 1,364,156	$ 1,364,156
Commodity Contracts (a)	(885,200)	1,537,926	620,646,412	12,268,435	633,567,573
	$(885,200)	$1,537,926	$620,646,412	$13,632,591	$634,931,729
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a)	Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures and futures options contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ —	$ 90,375	$ 90,375
Commodity Contracts (a)	345,200	(214,800)	(18,767,572)	(1,363,965)	(20,001,137)
	$ 345,200	$ (214,800)	$ (18,767,572)	$ (1,273,590)	$ (19,910,762)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures and futures options contracts, respectively
As of June 30, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such
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transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 310,577	$ (199,300)	$ —	$ —	$ 111,277
BNP Paribas	347,345	—	—	—	347,345
Canadian Imperial Bank of Commerce	148,569	—	—	—	148,569
Citigroup, Inc.	1,122,097	(63,939)	—	—	1,058,158
Credit Suisse	397,750	—	—	—	397,750
Goldman Sachs & Co.	775,951	—	—	—	775,951
JPMorgan Chase Securities, Inc.	536,193	(51,446)	—	—	484,747
Macquarie Bank Ltd.	550,506	(550,506)	—	—	—
Merrill Lynch International Ltd.	428,641	(37,798)	—	—	390,843
Morgan Stanley	148,863	(148,863)	—	—	—
Royal Bank of Canada	118,491	(118,491)	—	—	—
Societe Generale	142,051	(142,051)	—	—	—
UBS AG	1,274,267	(869,566)	—	—	404,701
	$ 6,301,301	$ (2,181,960)	$ —	$ —	$ 4,119,341

58 |	DWS Enhanced Commodity Strategy Fund

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 199,300	$ (199,300)	$ —	$ —	$ —
Citigroup, Inc.	63,939	(63,939)	—	—	—
JPMorgan Chase Securities, Inc.	51,446	(51,446)	—	—	—
Macquarie Bank Ltd.	901,903	(550,506)	(351,397)	—	—
Merrill Lynch International Ltd.	37,798	(37,798)	—	—	—
Morgan Stanley	178,294	(148,863)	(29,431)	—	—
Royal Bank of Canada	360,716	(118,491)	(242,225)	—	—
Societe Generale	502,901	(142,051)	(360,850)	—	—
UBS AG	869,566	(869,566)	—	—	—
	$ 3,165,863	$ (2,181,960)	$ (983,903)	$ —	$ —
(a)	The actual collateral received and/or pledged may be more than the amounts shown.
C.	Purchases and Sales of Securities
During the year ended June 30, 2021, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$660,052,876	$640,704,919
U.S. Treasury Obligations	$718,263,967	$476,383,196
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Prior to October 1, 2020, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the
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average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Next $1 billion of such assets	.800%
Next $1.5 billion of such net assets	.775%
Over $5 billion of such net assets	.750%
Effective October 1, 2020, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.850%
Next $500 million of such net assets	.800%
Next $500 million of such net assets	.750%
Next $1 billion of such assets	.725%
Next $1 billion of such assets	.700%
Next $1.5 billion of such net assets	.675%
Over $5 billion of such net assets	.650%
Accordingly, for the year ended June 30, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.812% of the Fund’s average daily net assets.
For the period from July 1, 2020 through September 30, 2020 (through September 30, 2021 for Class R6 and Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
60 |	DWS Enhanced Commodity Strategy Fund

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.27%
Class T	1.27%
Class C	2.02%
Class R6	.89%
Class S	1.07%
Institutional Class	.89%
Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class A	1.21%
Class T	1.21%
Class C	1.96%
Class S	1.01%
For the year ended June 30, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 136,848
Class T	14
Class C	10,569
Class R6	50,062
Class S	126,408
Institutional Class	3,046,341
$ 3,370,242
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2021, the Administration Fee was $1,700,505, of which $164,746 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder
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service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2021, amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2021
Class A	$ 9,122	$ 1,527
Class T	25	4
Class C	833	139
Class R6	22,040	4,508
Class S	8,776	1,448
Institutional Class	11,995	1,982
	$ 52,791	$ 9,608
In addition, for the year ended June 30, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 138,955
Class C	10,916
Class S	165,129
Institutional Class	1,879,797
$ 2,194,797
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended June 30, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at June 30, 2021
Class C	$ 70,487	$ 7,812
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these
62 |	DWS Enhanced Commodity Strategy Fund

services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at June 30, 2021	Annual Rate
Class A	$ 171,913	$ 35,471.24%
Class T	15	7.15%
Class C	23,481	5,283.25%
	$ 195,409	$ 40,761
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2021 aggregated $13,394.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended June 30, 2021, the CDSC for Class C shares aggregated $1,049. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2021, DDI received $127 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended June 30, 2021, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders”  aggregated $4,015, of which $678 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent
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that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2021.
F.	Investing in Commodities-Related Investments
The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, commodity-linked structured notes and options and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.
64 |	DWS Enhanced Commodity Strategy Fund

G.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,743,225	$ 35,453,341	3,003,827	$ 25,768,683
Class C	683,448	6,118,452	132,676	1,001,796
Class R6	1,856,611	17,772,033	2,195,970	19,546,506
Class S	2,207,939	20,243,290	4,291,227	37,977,660
Institutional Class	84,137,849	792,307,723	104,404,005	886,976,150
		$ 871,894,839		$ 971,270,795
Shares issued to shareholders in reinvestment of distributions
Class A	24,425	$ 214,879	55,864	$ 481,934
Class T	7	64	16	140
Class C	2,079	15,779	8,516	66,833
Class R6	27,602	252,011	42,751	369,682
Class S	72,895	650,545	197,381	1,736,109
Institutional Class	1,617,794	14,826,990	3,369,116	29,352,252
		$ 15,960,268		$ 32,006,950
Shares redeemed
Class A	(3,439,340)	$ (32,732,827)	(3,646,248)	$ (31,607,613)
Class C	(590,023)	(4,929,291)	(722,230)	(5,721,740)
Class R6	(1,752,888)	(16,969,749)	(1,488,691)	(13,279,141)
Class S	(6,455,206)	(59,310,163)	(14,466,831)	(132,412,485)
Institutional Class	(93,862,049)	(887,613,335)	(192,349,194)	(1,680,590,964)
		$ (1,001,555,365)		$ (1,863,611,943)
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	Year Ended June 30, 2021		Year Ended June 30, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	328,310	$ 2,935,393	(586,557)	$ (5,356,996)
Class T	7	64	16	140
Class C	95,504	1,204,940	(581,038)	(4,653,111)
Class R6	131,325	1,054,295	750,030	6,637,047
Class S	(4,174,372)	(38,416,328)	(9,978,223)	(92,698,716)
Institutional Class	(8,106,406)	(80,478,622)	(84,576,073)	(764,262,562)
		$ (113,700,258)		$ (860,334,198)
H.	Payments by Affiliates
During the year ended June 30, 2021, the Advisor agreed to reimburse the Fund $2,892 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
I.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
66 |	DWS Enhanced Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund:
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of DWS Enhanced Commodity Strategy Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust” ), including the consolidated investment portfolio, as of June 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at June 30, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The consolidated financial highlights for the years ended June 30, 2017 and June 30, 2018, were audited by another independent registered public accounting firm whose report, dated August 24, 2018, expressed an unqualified opinion on those consolidated financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s
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internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
August 25, 2021
68 |	DWS Enhanced Commodity Strategy Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2021 to June 30, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended June 30, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/21	$1,234.90	$1,234.70	$1,230.40	$1,237.00	$1,236.60	$1,236.80
Expenses Paid per $1,000*	$ 6.71	$ 6.70	$ 10.84	$ 4.94	$ 5.60	$ 4.94
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/21	$1,018.79	$1,018.79	$1,015.08	$1,020.38	$1,019.79	$1,020.38
Expenses Paid per $1,000*	$ 6.06	$ 6.06	$ 9.79	$ 4.46	$ 5.06	$ 4.46
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.21%	1.21%	1.96%	.89%	1.01%	.89%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
A total of 11% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
70 |	DWS Enhanced Commodity Strategy Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2021, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2019 through November 30, 2020 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum”  as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Enhanced Commodity Strategy Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
72 |	DWS Enhanced Commodity Strategy Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2020. The
DWS Enhanced Commodity Strategy Fund	| 73

Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that, in connection with the 2018 contract renewal process, DIMA agreed to implement a new management fee breakpoint. The Board noted further that, in connection with the 2020 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.10%, effective October 1, 2020, and further reduce the Fund’s expense caps. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
74 |	DWS Enhanced Commodity Strategy Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
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Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
78 |	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS Enhanced Commodity Strategy Fund	| 79

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
80 |	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[5] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Anti-Financial Crime & Compliance US (Regional Head), DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Enhanced Commodity Strategy Fund	| 81

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
82 |	DWS Enhanced Commodity Strategy Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKSTX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 380	25159L 851	25159L 844	25159L 836
Fund Number	485	1785	785	2085	817
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	SKRRX
CUSIP Number	25159L 448
Fund Number	1685
DWS Enhanced Commodity Strategy Fund	| 83

222 South Riverside Plaza Chicago, IL 60606-5808
DECSF-2
(R-028287-10 8/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Enhanced Commodity Strategy Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$62,121	$0	$10,366	$0
2020	$62,121	$0	$11,267	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$92,492	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$10,366	$92,492	$0	$102,858
2020	$11,267	$625,431	$0	$636,698

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/27/2021